UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 7, 2024
(Earliest Event Date requiring this Report: November 6, 2024)

CAPSTONE COMPANIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Florida	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Number 144-V, 10 Fairway Drive Suite 100
Deerfield Beach, Florida 33441
(Address of principal executive offices)

(954) 570-8889, ext. 313
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of Class of Securities.	Trading Symbol(s).	Name of exchange on which registered
N/A	N/A	N/A

The Registrant’s Common Stock is quoted on the OTCQB Venture Market of the OTC Markets Group, Inc. under the trading symbol “CAPC.”

EXPLANATORY NOTE

This Current Report on Form 8-K/A, Amendment Number One, (“Amended Form 8-K”) is being filed by Capstone Companies, Inc., a Florida corporation, (“Company”) to: (1) disclose Amendment Number One, dated November 6, 2024, to the Management Transition Agreement between Capstone Companies, Inc. and Coppermine Ventures, LLC (“MTA”), which MTA was dated October 28, 2024 and signed on October 31, 2024, and was disclosed and filed as an exhibit to the Current Report on Form 8-K filed by the Company with the Commission on November 5, 2024 (“Initial Form 8-K”); (2) to correct the XBRL link designations and exhibit numbering for Exhibit 10.1 and Exhibit 10.2 to the Initial Form 8-K; and (3) to correct corrupted text in the MTA as filed as an exhibit to the Initial Form 8-K. Other than as set forth in this Explanatory Note, this Amended Form 8-K does not amend any other disclosures in the Initial Form 8-K.

Item 1.01 Entry into Material Definitive Agreement. On November 6, 2024, Capstone Companies, Inc., a Florida corporation, (“Company”) and Coppermine Ventures, LLC, a private Maryland limited liability company, (“Coppermine”) entered into an Amendment Number One (“Amendment”) to the Management Transition Agreement, signed on October 31, 2024 and dated October 28, 2024, by the Company and Coppermine (“MTA”). The Amendment amended the MTA as follows:

(1) Section 1 of the Agreement was amended and restated to provide, in part, that:

(a) Coppermine would submit names of one or two nominees (“Nominees”) for appointment to the Company’s Board of Directors by November 30, 2024, which deadline could be unilaterally extended by Coppermine to December 31, 2024, and the Company Board of Directors (“Company Board”) would appoint the Nominees submitted to fill vacancies on the Company Board; and

(b) Coppermine would submit the name of a nominee to serve as Chief Executive Officer and President of the Company (“CEO Nominee”) by November 30, 2024, which deadline can be unilaterally extended by Coppermine to December 31, 2024, and the Company would appoint the CEO Nominee as Chief Executive Officer and President of the Company upon resignation of the incumbent Chief Executive Officer of the Company, which resignation would be tendered to the Company Board upon receipt of the notice of the CEO Nominee; and

(c) Appointment of Nominees and CEO Nominee to their respective positions with the Company would be subject to verification by the Company Board of all nominees’ eligibility and qualification to serve in their respective positions with the Company.

(2) Section 2 of the Agreement was amended and restated to provide, in part, that:

(a) Company would appoint the Nominees and CEO Nominee to their respective positions with the Company, subject to conditions in amended and restated Section 1 of the Agreement; and

(b) Incumbent Chief Executive Officer of the Company would resign upon submission of the CEO Nominee by Coppermine to allow appointment of the CEO Nominee as Company’s Chief Executive Officer and President, but the incumbent Chief Executive Officer would remain a director of the Company.

(3) Section 3 of the Agreement was amended and restated to provide, in part, that:

(a) The fulfillment of all obligations by the Company under Section 2 of the Agreement is a condition precedent to Coppermine’s obligations under Section 1 of the Agreement, and the fulfillment of all obligations by Coppermine under Section 1 of the Agreement is a condition precedent to Company’s obligations under Section 2 of the Agreement. Any breach of Section 2 of the Agreement by the Company that is not promptly remedied within twenty (20) days after receipt of a written demand from Coppermine will constitute a breach of the Promissory Note, dated October 31, 2024, issued to Coppermine by the Company (“Note”), causing the principal amount and accrued interest thereon under the Note to become immediately due and payable in full.

Since the current Chief Executive Officer of the Company will remain as a director after the appointment of the CEO Nominee, the amended and restated Section 2 deleted the provision in the original Section 2 for the current Chief Executive Officer providing advisory services to the Company Board. Further, the signing of a proxy by certain Company shareholders for the election of Nominees to the Company Board was not retained in the amended and restated Section 3. The intent of the Company and Coppermine is that any such proxy would be provided to Coppermine when a Nominee is appointed to the Company Board.

The above summary of the Amendment is qualified in its entirety by reference to the Amendment as filed as Exhibit 10.3 to this Amended Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers. The names of the Nominees and CEO Nominee have not been submitted to the Company, and no resignations or appointments contemplated under the Amendment have occurred, as of the date of the filing of this Amended Form 8-K.

Item 9.01. Financials and Exhibits

(d) Exhibits. The following documents are filed as exhibits to this Amended Form 8-K. The exhibit numbers stated on the documents filed as Exhibit 10.1 and Exhibit 10.2 to the initial Form 8-K, and XBRL Links listed for those exhibits in the exhibit index of the Initial Form 8-K, do not conform to the exhibit index in the Initial Form 8-K Those exhibits are filed with this Amended Form 8-K to correct that inadvertent error. Further, the MTA is filed as Exhibit 10.2 to this Amended Form 8-K to correct the inadvertent corruption of three words in the version filed as an exhibit to the Initial Form 8-K.

Exhibit Number	Exhibit Description
10.1	Unsecured Promissory Note, dated 31 October 2024, issued by Capstone Companies, Inc. to Coppermine Ventures, LLC
10.2	Management Transition Agreement, dated 31 October 2024, by Capstone Companies, Inc. and Coppermine Ventures, LLC
10.3	Amendment Number One to the Management Transition Agreement, dated November 6, 2024, by Capstone Companies, Inc. and Coppermine Ventures, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

By: /s/ Stewart Wallach

Stewart Wallach, Chief Executive Officer

Dated: November 7, 2024

Exhibit Index

Exhibit Number	Exhibit Description
10.1	Unsecured Promissory Note, dated 31 October 2024, issued by Capstone Companies, Inc. to Coppermine Ventures, LLC
10.2	Management Transition Agreement, dated 31 October 2024, by Capstone Companies, Inc. and Coppermine Ventures, LLC
10.3	Amendment Number One to the Management Transition Agreement, dated November 6, 2024, by Capstone Companies, Inc. and Coppermine Ventures, LLC